UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

ATLANTIC COAST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-35072	65-1310069
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Blvd., Building 200, Suite 100, Jacksonville, FL 32256
(Address of principal executive offices)

(800) 342-2824
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2013, Atlantic Coast Financial Corporation (the “Company”) announced its decision to name John K. Stephens, Jr., 50, as Chief Executive Officer, President and a director of the Company, contingent upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency and the Federal Reserve Bank of Atlanta. It is anticipated that Mr. Stephens will serve in the class of directors with a term expiring at the Company’s 2014 Annual Meeting of Stockholders.

From 2006 to 2011, Mr. Stephens served as the chief lending officer, overseeing a loan portfolio of almost $2 billion and responsible for strategic leadership for all wholesale banking activities for the central and north Florida affiliate banks of Fifth Third Bank, N.A, a wholly-owned subsidiary of Fifth Third Bancorp, a diversified financial services company headquartered in Cincinnati, Ohio. Mr. Stephens began his career in 1986 with Wachovia Bank, N.A., where he started as a regional banking officer, later became a relationship manager responsible for originating and managing senior debt and ancillary service relationships with corporate clients, and was ultimately selected to start and lead a leveraged finance group. Most recently, Mr. Stephens has been the president of Tower Bridge Capital, Inc., a privately held mezzanine debt and strategic advisory firm focused on emerging growth companies, since 2011. Mr. Stephens’ extensive understanding of the banking industry, due to his key leadership roles and diversity of experience in bank structures, will provide valuable experience, leadership, insight and perspective to the Company’s board of directors.

Mr. Stephens will have an annual base salary of $300,000, and in connection with his relocation to the Jacksonville, Florida area, the Company will pay for ninety (90) days of temporary housing. As of September 10, 2013, Mr. Stephens held no securities in the Company.

Item 7.01	Regulation FD Disclosure.

On September 10, 2013, the Company issued a press release announcing its decision to name Mr. Stephens as Chief Executive Officer, President and a director of the Company, contingent upon receipt of regulatory non-objection from the Office of the Comptroller of the Currency and the Federal Reserve Bank of Atlanta. A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto and incorporated herein by reference, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the SEC, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC COAST FINANCIAL CORPORATION

	By:	/s/ Thomas B. Wagers, Sr.
Thomas B. Wagers, Sr.
Interim President, Chief Executive Officer and
Chief Financial Officer
Date: September 10, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated September 10, 2013